UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 5, 2019

KENTUCKY BANCSHARES, INC.

(Exact Name of Registrant as specified in Charter)

Kentucky	000-52598	61-0993464
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

P.O. Box 157, Paris, Kentucky (Address of principal executive offices)	40362-0157 (Zip code)

(859)987-1795

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KTYB	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01 – Regulation FD Disclosure

Kentucky Bancshares, Inc. (KTYB) is presenting to certain investors with Raymond James Thursday, September 5, 2019 in Chicago, IL.  A presentation is being made that is accompanied by a series of slides. These slides include information relating to KTYB’s current and historical financial results, as well as future performance goals.  A copy of these slides is being furnished to the Securities and Exchange Commission pursuant to Item 7.01 – Regulation FD Disclosure of Form 8-K and is attached hereto as Exhibit 99.1.  The information in this Form 8-K and in Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed with this report:

99.1

Investor Presentation – September 5, 2019

Forward-Looking Statements

Except for historical information contained herein, the discussion in this Report may include certain forward looking statements based upon management expectations.  Actual results and experience could differ materially from the anticipated results or other expectations expressed in the forward-looking statements.  Factors which could cause future results to differ from these expectations include the following:  change in economic conditions in the markets we serve; changes in laws or regulatory enforcement; monetary and fiscal policies of the federal government; changes in  interest rates; demand for financial services; the impact of our continuing growth strategy; and other factors, including various “risk factors” set forth in our most recent annual report on Form 10-K and in other reports we file from time to time with the Securities and Exchange Commission.  Our annual report on Form 10-K and these other reports are available publicly on the SEC website, www.sec.gov, and on the Company's website, www.kybank.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April
KENTUCKY BANCSHARES, INC.

Date: September 5, 2019	By	/s/ Gregory J. Dawson
Gregory J. Dawson
Chief Financial Officer